SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive proxy statement
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TBS INTERNATIONAL LIMITED
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TBS INTERNATIONAL LIMITED
2006 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TABLE OF CONTENTS

Letter from the Chairman of the Board of Directors	i

NOTICE OF 2006 ANNUAL GENERAL MEETING OF SHAREHOLDERS	ii

PROXY STATEMENT

Questions and Answers About the Annual General Meeting and Voting	1-4
Corporate Governance
Corporate Governance Guidelines	5
Director Independence	5
Shareholder Communication with the Board	5
2005 Meetings of the Board of Directors; Attendance at Annual General Meetings	6
Board Structure and Committees Membership	6
Audit Committee	6
Compensation Committee	7
Nominating and Corporate Governance Committee	8
Compensation Interlocks and Insider Participation	9
Director Compensation	9
Proposals To Be Voted On
Proposal One - Election of Directors	9
Director Nominee Information	10
Proposal Two - Reappointment and Compensation of Independent Registered Public Accounting Firm	11
Audit Committee Report	11
Auditor Fees	12
Share Ownership
Security Ownership of Directors and Management	13
Security Ownership of Certain Beneficial Owners	15
Section 16(a) Beneficial Ownership Reporting Compliance	15
Executive Compensation
Summary Compensation Table	16
Report of the Compensation Committee	17
Certain Relationships and Related Transactions	19
Stock Performance Graph	20
Other Matters	20
Availability of Form 10-K to Shareholders	21
Shareholder Proposals for 2007 Annual General Meeting	21
Appendix A - Audit Committee Charter	A-1

TBS INTERNATIONAL LIMITED
Commerce Building,
Chancery Lane,
Hamilton HM 12, Bermuda

April 28, 2006

Dear Shareholder:

You are cordially invited to attend the 2006 Annual General Meeting of Shareholders of TBS International Limited (“TBS”) to be held at 3:00 p.m., Eastern Time, on Tuesday, June 20, 2006, at the Metropolitan Club, at One East 60th Street, New York, New York 10022. This is our first Annual General Meeting as a public company, and the Board of Directors looks forward to greeting you personally at the Annual General Meeting.

At this year’s Annual General Meeting, shareholders will be asked to elect five directors, to reappoint PricewaterhouseCoopers LLP as TBS’s independent registered public accounting firm to serve until the 2007 Annual Meeting, to authorize the Board of Directors, acting through the Audit Committee, to determine the independent registered public accounting firm’s fees, and to act upon such other business that may properly come before the Annual General Meeting. During the Annual General Meeting, we will provide a report on TBS’s business operations.  There will also be time for questions.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of TBS.  We hope you will be able to attend the Annual General Meeting.  Whether or not you expect to attend the Annual General Meeting, and regardless of the number of shares you own, it is important to us and to our business that your shares are represented and voted at the Annual General Meeting.  Therefore, we encouraged you to sign, date and return the enclosed proxy card in the return envelope provided so that your shares will be represented and voted at the Annual General Meeting.

Sincerely,

Joseph E. Royce
Chairman of the Board of Directors

i

TBS INTERNATIONAL LIMITED
Commerce Building,
Chancery Lane,
Hamilton HM 12, Bermuda

NOTICE OF 2006 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 20, 2006

The 2006 Annual General Meeting of Shareholders of TBS International Limited, a Bermuda corporation, will be held at the Metropolitan Club, at One East 60th Street, New York, New York 10022, on Tuesday, June 20, 2006, at 3:00 p.m., Eastern Time.  The Annual General Meeting will be held to consider and act upon the following purposes:

1.
To elect five directors to serve on our Board of Directors (the “Board”) until the next Annual General Meeting of Shareholders or until their successors are duly elected and qualified. The nominees for election are Joseph E. Royce, Gregg L. McNelis, Randee E. Day, Peter S. Shaerf and William P. Harrington.

2.
To reappoint PricewaterhouseCoopers LLP as our independent registered public accounting firm until the 2007 Annual Meeting and to authorize the Board of Directors, acting through the Audit Committee, to determine the independent registered public accounting firm’s fees; and

3.	To act upon such other business as may properly come before the Annual General Meeting.

The shareholders of record at the close of business on April 12, 2006, will be entitled to vote at the Annual General Meeting or at any adjournment or postponement thereof.  If you do not expect to attend the Annual General Meeting in person, please complete, date and sign the enclosed proxy card and return it without delay in the enclosed envelope, which requires no additional postage if mailed in the United States.

By Order of the Board of Directors,

/s/ J.E. Faries
J. E. Faries
Corporate Secretary
Hamilton, Bermuda
April 28, 2006

ii

TBS INTERNATIONAL LIMITED
Commerce Building,
Chancery Lane,
Hamilton HM 12, Bermuda

PROXY STATEMENT
FOR 2006 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Questions and Answers About the Annual General Meeting and Voting

Q:	Why did I receive this Proxy Statement?

A:
Because you are a shareholder of TBS International Limited (“TBS” or “Company”) as of the record date and are entitled to vote at the 2006 Annual General Meeting of Shareholders, the Board of Directors of TBS is soliciting your proxy to vote at the Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual General Meeting.

This Proxy Statement and form of proxy are first being mailed to shareholders on or about April 28, 2006.

Q:	What am I voting on?

A:	You are voting on two items:

1.
The election of five directors until the next Annual General Meeting or until their successors are duly elected and qualified. The nominees for election are:
Joseph E. Royce
Gregg L. McNelis
Randee E. Day
Peter S. Shaerf
William P. Harrington

2.
The reappointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm until the 2007 Annual Meeting and authorization of the Board of Directors, acting through the Audit Committee, to determine the independent registered public accounting firm’s fees.

Q:	What are the voting recommendations of the Board of Directors?

A:	The Board recommends the following votes:

1.	FOR electing each of the director nominees; and

2.
FOR reappointing PricewaterhouseCoopers LLP as our independent registered public accounting firm until the 2007 Annual Meeting and authorizing the Board of Directors, acting through the Audit Committee, to determine the independent registered public accounting firm’s fees.

Q:	Will any other matters be voted on?

A:
We do not know of any other matters that will be brought before the shareholders for a vote at the Annual General Meeting. If any other matter is properly brought before the Meeting, your signed proxy card gives authority to Joseph E. Royce and Gregg L. McNelis to vote on such matters in their discretion.

2006 Proxy Statement

Q:	Who is entitled to vote?

A:
Shareholders of record as of the close of business on the Record Date, April 12, 2006, are entitled to vote at the Annual General Meeting. The Class A common shares are entitled to one vote for each Class A common share while holders of Class B common shares are entitled to one-half of a vote for each Class B common share.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
Many shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares registered directly in your name with TBS’s transfer agent and those owned beneficially.

Shareholder of Record
If your shares are registered directly in your name with TBS’s transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by TBS.

Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote. Your broker or nominee has enclosed a voting instruction card for you to use in this regard.

Q:	How do I vote?

A:	If you are a shareholder of record, there are several ways to vote:

•	by completing and mailing your proxy card; and

•	by written ballot at the Meeting.

If the enclosed Proxy Card is properly executed and returned in time for the Meeting, the shares represented thereby will be voted in accordance with the instructions given on each matter introduced for a vote at the Meeting. If the Proxy Card is properly executed and returned in time for the Meeting but no instructions are given, shares will be voted FOR Proposal 1 and 2. Proxies will extend to, and be voted at, any adjournment or postponement of the Meeting.

If your shares are held in a brokerage account in your broker’s name (this is called beneficial ownership), you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet to your broker or nominee. If you provide specific voting instructions by mail, telephone, or the Internet, your shares should be voted by your broker or nominee as you have directed.

2006 Proxy Statement

Q:	Who will count the vote?

A:	Representatives of American Stock Transfer and Trust Company will count the vote and serve as the inspectors of election.

Q:	What is the quorum requirement of the Annual General Meeting?

A:
Two or more persons present in person and representing in person or by proxy greater than 50% of the outstanding shares determined on April 12, 2006, constitute a quorum for voting on items at the Annual General Meeting. If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will be counted in determining the quorum, but neither will be counted as votes cast. On the record date of April 12, 2006, there were outstanding and entitled to vote 14,290,496 Class A common shares and 13,404,461 Class B common shares.

Q:	What vote is required to approve each proposal?

A:
Proposal One, the election of our five directors to hold office until the next Annual General Meeting or until their successors are duly elected and qualified, requires the affirmative vote of a majority of the votes cast by holders of Class A and Class B common stock, present in person or represented by proxy.

Proposal Two requires the affirmative vote of a majority of the votes cast by holders of Class A and Class B common stock, present in person or represented by proxy.

Q:	What are broker non-votes?

A:
Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from beneficial owners at least ten days before the Meeting. If that happens, the nominees may vote those shares only on matters deemed “routine.” On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote.” If you hold shares through a broker, bank or other nominee and you do not give instructions as to how to vote, your shares will not be counted for purposes of the election of directors and will have no effect on the outcome of Proposals One and Two.

Q:	What does it mean if I get more than one proxy card?

A:	It means your shares are in more than one account. You should vote the shares on all of your proxy cards.

Q:
I own my shares indirectly through my broker, bank, or other nominee, and I receive multiple copies of the annual report, proxy statement, and other mailings because more than one person in my household is a beneficial owner. How can I change the number of copies of these mailings that are sent to my household?

A:
If you and other members of your household are beneficial owners, you may eliminate this duplication of mailings by contacting your broker, bank or other nominee. Duplicate mailings in most cases are wasteful for us and inconvenient for you, and we encourage you to eliminate them whenever you can. If you have eliminated duplicate mailings but for any reason would like to resume them, you must contact your broker, bank, or other nominee. If you are a shareholder of record and you wish to eliminate this duplication of mailing, contact the Company at Commerce Building, Chancery Lane, Hamilton HM 12, Bermuda, telephone number 441-295-9230.

2006 Proxy Statement

Q:
Multiple shareowners live in my household, and together we received only one copy of this year’s annual report and proxy statement. How can I obtain my own separate copy of those documents for the Annual General Meeting?

A:
You may pick up copies in person at the Annual General Meeting or download them free of charge from our website, www.tbsship.com (click on “Investor Relations”). If you want copies mailed to you and are a beneficial owner, you must request them from your broker, bank, or other nominee. If you want copies mailed and are a shareholder of record, we will mail them promptly if you request them from our transfer agent, American Stock Transfer and Trust Company, by phone (toll-free) at 1-866-668-6550 or by mail to American Stock Transfer and Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038, attention: Shareholder Correspondence. We cannot guarantee you will receive mailed copies before the Meeting.

Q:	Can I change my vote?

A:	Yes. If you are a shareholder of record, you can change your vote or revoke your proxy any time before the Annual General Meeting by:

•	returning a later-dated proxy card;

•	sending written notice of revocation to the Secretary; or

•	completing a written ballot at the Meeting.

If you are a beneficial owner you may submit new voting instructions by contacting your broker, bank or nominee who holds your shares and following such nominee's instructions.

Q:	Who may attend the Annual General Meeting?

A:	All TBS shareholders as of the close of business on April 12, 2006 may attend.

Q:	What do I need to do to attend the Annual General Meeting?

A:	If you are a shareholder of record you will need to bring picture identification with you to the Meeting.

If you beneficially own shares, you will be asked to show some evidence of your ownership (for example, a brokerage statement) to be admitted to the Annual General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Meeting unless you bring with you a legal proxy from your broker.

Q:	Where can I find the voting results of the Annual General Meeting?

A:	We plan to announce preliminary voting results at the Meeting and publish final results in our quarterly report on Securities and Exchange Commission (“SEC”) Form 10-Q for the second quarter of 2006.

Q:	Who pays for this proxy solicitation?

A:
We will pay the cost of solicitation of proxies. The Board of Directors may use the services of TBS’s directors, officers and other regular employees, acting without special compensation, to solicit proxies personally or by telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the shares held of record by such fiduciaries, and we will reimburse them for the reasonable expenses incurred by them in so doing.

2006 Proxy Statement

Corporate Governance

   Corporate Governance Documents

   The charters of our Audit, Compensation, and Governance and Nominating Committees, our Bye-laws and our Code of Business Conduct and Ethics are available on our website at www.tbsship.com (click on “Investor Relations” then “Governance”). The Corporate Governance Guidelines, the charters of all of our Board committees, Bye-laws and our Code of Business Conduct and Ethics are available in print free of charge to any shareholder who requests them by contacting our Corporate Secretary at TBS International Limited, Commerce Building, Chancery Lane, Hamilton HM 12, Bermuda. The Audit Committee Charter is attached to this proxy statement at Appendix A.

   Director Independence

The NASDAQ listing standards require that a majority of the members of our Board must qualify as “independent” as affirmatively determined by the Board of Directors. After a review of all relevant transactions and relationships between each director, his or her family members, TBS, its senior management and its independent registered public accounting firm, the Board has affirmatively determined that three of TBS’s five nominees for director are independent directors within the meaning of the applicable NASDAQ listing standards. The independent directors are Randee E. Day, Peter S. Shaerf and William P. Harrington. Joseph E. Royce, Chairman of the Board of Directors and Chief Executive Officer and Gregg L. McNelis, Executive Vice President and Chief Operating Officer are not “independent” within the meaning of the NASDAQ listing standards.

As of the date of this proxy statement, Mr. James W. Bayley, Vice President, is currently a non-independent member of our Board. Mr. Bayley has not been nominated for reelection and will leave the Board of Directors when his term ends at our Annual General Meeting. Mr. Bayley will continue to be a Vice President of the TBS. Consequently, the size of the Board of Directors will be reduced from six to five and will be comprised of a majority of independent directors in accordance with NASDAQ listing standards. NASDAQ listing standards require that the boards of companies listing in connection with an initial public offering, be comprised of a majority of independent directors within 12 months from the date of listing. Based on the Company’s Initial Public Offering, the Board of Directors must satisfy this requirement by June 24, 2006.

   Shareholder Communication with the Board

TBS shareholders may communicate with the Board of Directors, any Committee of the Board or any individual director, and any interested party may communicate with the non-management directors of the Board as a group, by delivering such communications either in writing addressed c/o Corporate Secretary at TBS International Limited, Commerce Building, Chancery Lane, Hamilton HM 12, Bermuda or by e-mail to ContactTheBoard@tbsship.com. Communications should not exceed 1000 words in length.

All communications must be accompanied by the following information:

•	if the person submitting the communication is a shareholder, a statement of the type and amount of the securities of the Company that the person holds;

•
if the person submitting the communication is not a shareholder and is submitting the communication to the non-management directors as an interested party, the nature of the person’s interest in the Company;

•	any special interest, meaning an interest not in the capacity as a shareholder of TBS, of the person in the subject matter of the communication; and

•	the address, telephone number and e-mail address, if any, of the person submitting the communication.

Communications addressed to directors may, at the direction of the directors, be shared with Company management.

2006 Proxy Statement

   2005 Meetings of the Board of Directors; Attendance at Annual General Meetings

Our Initial Public Offering was on June 24, 2005. During 2005, five meetings of the Board of Directors, four meetings of the Audit Committee, three meetings of the Compensation Committee and one meeting of the Nominating and Corporate Governance Committee were held. During 2005, each director attended, either in person or telephonically, at least 75% of the total meetings of the Board and the committees of the Board on which the director served. The Board has a policy of encouraging, but not requiring, directors to attend Annual General Meetings of the shareholders.

   Board Structure and Committees Membership

Our Bye-laws provide that our Board shall consist of no fewer than five nor more than 11 directors. We currently have six directors. Our Board consists of Joseph E. Royce, Chairman, Gregg L. McNelis, James W. Bayley, Randee E. Day, Peter S. Shaerf and William P. Harrington. Each director holds office until the next Annual General Meeting of Shareholders, or until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal. Mr. Harrington was elected to the Board in June 2005. As discussed above, Mr. Bayley has not been nominated for reelection and will leave the Board of Directors when his term ends at our Annual General Meeting. Mr. Bayley will continue to be a Vice President of TBS. Consequently, the size of the Board of Directors will be reduced from six to five and will comprise a majority of independent directors in accordance with NASDAQ listing standards. The following table outlines Committees of the Board of Directors and their membership as of the date of this Proxy Statement.

Nominating and
	Audit	Compensation	Corporate Governance
Director Name	Committee	Committee	Committee

Randee E. Day	Chairperson	X	X
Peter S. Shaerf	X	Chairperson	X
William P. Harrington	X	X	Chairperson

    Audit Committee

The Audit Committee, as of the date of this Proxy Statement, is comprised of Ms. Randee E. Day (Chairperson), Mr. Peter S. Shaerf and Mr. William P. Harrington. Ms. Day was appointed as the Audit Committee Chairperson in March 2001, and Mr. Shaerf became a member of the Committee in February 2004. Mr. Harrington replaced Mr. Bayley on the Committee on April 26, 2006. Mr. Bayley had served on the Audit Committee since March 2001, as permitted by NASDAQ listing standards. Ms. Day, Mr. Shaerf and Mr. Harrington are each “independent” under the NASDAQ listing standards and SEC rules. The Audit Committee held four meetings during the fiscal year ended December 31, 2005. The Board has determined that Ms. Day is an “audit committee financial expert,” as defined in applicable SEC rules.

The Audit Committee of the Board oversees, on behalf of the Board, TBS’s corporate accounting, financial reporting process and systems of internal accounting and financial controls. Among other things, the Audit Committee is responsible for:

•
directly appointing, retaining, compensating, evaluating, overseeing, and terminating (when appropriate) the Company’s independent public accounting firm (subject to shareholder approval), who shall report directly to the Committee;

•
reviewing and pre-approving all audit and permissible non-audit services to be provided by the independent public accounting firm, and establishing policies and procedures for the pre-approval of audit and permissible non-audit services to be provided by the independent public accounting firm;

•	at least annually, reviewing the qualifications, independence and performance of the independent public accounting firm, and discussing with the independent public accounting firm their independence;

2006 Proxy Statement

•
upon completion of the annual audit, reviewing with the independent public accounting firm the scope of the audit, any audit problems or difficulties encountered and management’s response, and findings and recommendations concerning their annual audit of the Company.

•	meeting to review and discuss with management and the independent public accounting firm the annual audited financial statements, and the unaudited quarterly financial statements;

•
reviewing the adequacy and effectiveness of the Company’s internal auditing procedures, internal controls over financial reporting, and any programs instituted to correct deficiencies as well as the Company’s disclosure controls and procedures;

•	overseeing the Company’s compliance systems with respect to legal and regulatory requirements and reviewing the Company’s codes of conduct and programs to monitor compliance with such codes; and

•	establishing procedures for handling complaints regarding accounting, internal accounting controls and auditing matters.

The Committee’s report is included later in this Proxy Statement. A current copy of the Committee’s charter is attached to this Proxy Statement as Appendix A and is available free of charge on the Company’s website at www.tbsship.com (click on “Investor Relations” then “Governance”) or in print upon written request to the Company.

   Compensation Committee

The Compensation Committee, as of the date of this Proxy Statement, is comprised of Mr. Peter S. Shaerf (Chairperson), Mr. William P. Harrington and Ms. Randee E. Day. Mr. Shaerf was appointed as the Compensation Committee Chairperson in April 2005, and Mr. Harrington became a member of the Committee in June 2005. Ms. Day replaced Mr. Bayley on the Committee on April 26, 2006. Mr. Bayley had served on the Committee since our Initial Public Offering, as permitted by NASDAQ listing standards. Mr. Shaerf, Mr. Harrington and Ms. Day are each “independent” under the NASDAQ listing standards. The Compensation Committee held three meetings during the fiscal year ended December 31, 2005. The Compensation Committee is responsible for:

•	reviewing key employee compensation policies, plans and programs;

•	reviewing and approving the compensation of our executive officers ;

•	reviewing and approving employment contracts and other similar arrangements between us and our executive officers;

•	reviewing and approving, at inception and on no less than an annual basis, any transaction with an affiliated service company, officer or director;

•	reviewing and consulting with the chief executive officer on the selection of officers and evaluation of executive performance and other related matters; and

•	such other matters that are specifically delegated to the compensation committee by our Board of Directors from time to time.

The Committee’s report on executive compensation is included later in this Proxy Statement. A current copy of the Committee’s charter is available free of charge on the Company’s website at www.tbsship.com (click on “Investor Relations” then “Governance”) or in print upon written request to the Company.

2006 Proxy Statement

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, as of the date of this Proxy Statement, is comprised of Mr. William P. Harrington (Chairperson), Ms. Randee E. Day and Mr. Peter S. Shaerf.   Mr. Harrington became a member of the Nominating and Corporate Governance Committee in December 2005 and was appointed Chairperson of the Committee on April 26, 2006.   Ms. Day and Mr. Shaerf replaced Mr. Bayley on the Committee on April 26, 2006. Mr. Bayley had served as a member and Chairman of the Committee since December 2005, as permitted by NASDAQ listing standards. Mr. Harrington, Ms. Day and Mr. Shaerf are each “independent” under the NASDAQ listing standards. The Nominating and Governance Committee held one meeting during the fiscal year ended December 31, 2005. The Nominating and Corporate Governance Committee is responsible for:

•	identifying, soliciting, evaluating and recommending candidates to the Board, including candidates recommended by shareholders and candidates for reelection;

•	assessing the contribution and independence of incumbent directors and reviewing directorships in other public companies held by or offered to directors and our senior officers;

•	overseeing the evaluation of the Board and management;

•	making recommendations regarding the structure, composition and functioning of the Board and its committees;

•	making recommendations regarding corporate governance matters and practices;

The Nominating and Corporate Governance Committee identifies potential director candidates and compares the skill sets of a potential directors with the needs of TBS. The goal of the process is to identify potential director candidates that are qualified and distinguished individuals whose particular skills would benefit TBS. The Nominating and Corporate Governance Committee identifies prospective director candidates in various ways, including through current directors, management, shareholders as well as any third party search firms retained by the Company to assist in identifying and evaluating possible candidates. The Nominating and Corporate Governance Committee evaluates director candidates recommended by shareholders in the same way that it evaluates candidates recommended by its members, other members of the Board, or other persons. The Nominating and Corporate Governance Committee considers a candidate’s qualifications in the context of the Company’s needs. Some of the qualifications and skills considered important by the Nominating and Corporate Governance Committee are the ability to represent the interests of a broad range of shareholders; leadership ability; experience that suggests the highest ethical standards and integrity; familiarity with the ocean transport services industry and knowledge of and experience with the markets served by the Company; and, experience with public company management, accounting rules and practices, and corporate governance best practices.

Shareholders wishing to submit recommendations for director candidates to the Nominating and Corporate Governance Committee must provide the following information in writing to the attention of the Company’s Corporate Secretary:

•	the name, address, and biography of the candidate, and the consent of the candidate to serve if nominated and elected;

•	the name, address, and phone number of the shareholder or group of shareholders making the recommendation; and

•
the number of shares of common stock beneficially owned by the shareholder or group of shareholders making the recommendation, the length of time held, and to the extent any shareholder is not a registered holder of such securities, proof of such ownership.

2006 Proxy Statement

To be considered by the Nominating and Corporate Governance Committee for the 2007 Annual General Meeting of Shareholders, a director candidate recommendation must be received by the Secretary by December 29, 2006.

A current copy of the Committee’s charter is available free of charge on the Company’s website at www.tbsship.com (click on “Investor Relations” then “Governance”) or in print upon written request to the Company.

   Compensation Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or on a compensation committee of any entity, other than our affiliated service company, that has one or more executive officers who serve on our Board or Compensation Committee.

Director Compensation

Each independent member of our Board receives an annual retainer of $30,000, plus annual fees of $10,000 for each independent director who serves on the Audit Committee, $10,000 to each independent director who serves on the Compensation Committee and $5,000 to each independent director who serves on the Nominating and Corporate Governance Committee. We also issued 1,500 restricted Class A common shares to each independent director. We will issue 1,500 restricted Class A common to each independent director each year. We reimburse any member of the Board for travel, hotel, and all other reasonable expenses incurred in connection with our business or their duties as directors.

Directors who are also employees of the Company do not receive any additional compensation for their service as directors.  See “Executive Compensation.”

Proposals To Be Voted On

   Proposal One - Election of Directors

The Nominating and Corporate Governance Committee of the Board has proposed and the Board has recommended that five of the six individuals currently serving as directors be nominated for re-election to the Board of Directors at the Meeting.  As noted above, Mr. James W. Bayley, Vice President, has not been nominated for reelection since NASDAQ listing standards require that the Board of Directors be comprised of a majority of independent directors within 12 months from the Company’s Initial Public Offering. Mr. Bayley will continue to be a Vice President of the TBS, and the size of the Board of Directors will be reduced from six to five. The Board thanks Mr. Bayley for his Board service.

Each nominee listed below is currently a director of TBS and has consented to serve if elected. If any nominee for director becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board of Directors may propose.  We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

The election of our five directors, to hold office until the next Annual General Meeting of Shareholders, or until their successors are duly elected and qualified, requires the affirmative vote of a majority of the votes cast by holders of Class A and Class B common shares, present in person or represented by proxy.

The Board of Directors recommends that you vote “FOR” each of the nominees as directors

2006 Proxy Statement

DIRECTOR NOMINEE INFORMATION

Information regarding the business experience of each nominee for director and certain other information as to each nominee for director is set forth in the table below and in the following paragraphs. Certain of the information appearing in the table and notes thereto has been furnished to us by the respective nominees. No director or nominee for election as director of the Company has a family relationship with any other director, nominee or executive officer of the Company.

Name	Age	Director Since

Joseph E. Royce (1)	61	1993
Gregg L. McNelis	50	2004
Randee E. Day	58	2001
Peter S. Shaerf	51	2001
William P. Harrington	48	2005

(1)	Chairman of the Board.

Nominees for Election
    Joseph E. Royce:  Mr. Royce has been President, Chairman and a director since our inception, and Chief Executive Officer since March 2005. Since 1993, Mr. Royce has served as President of TBS Shipping Services and is responsible for supervising the vessels in our breakbulk, bulk and liner operations. Since 1978, Mr. Royce has organized and managed ventures engaged in ownership and operation of vessels. Between 1984 and early 1993, Mr. Royce was president of COTCO, a dry cargo pool of over 45 vessels. From 1973 to 1983, he was active as a shipbroker and independent ship operations manager involved in the shipment of various products worldwide.
    Gregg L. McNelis:  Mr. McNelis has served as a director since February 2004 and as Senior Executive Vice President and Chief Operating Officer since March 2005. Since 1993, Mr. McNelis has served as Executive Vice President of the Commercial Department at TBS Shipping Services, where he manages the chartering department, responsible for commercial employment of liner and tramp vessels. He has worked with Mr. Royce for over 20 years, engaging in contract negotiations, time charters, voyage charters, contracts of affreightment, and developing and controlling trade lanes. Mr. McNelis previously served as vice president of COTCO. Mr. McNelis has over 27 years experience working both in South America with shipowners and shipbrokering in New York.
    Randee E. Day:  Ms. Day has served as a director and Chairman of the Audit Committee since 2001. Ms. Day is currently a managing director and head of Maritime Investment Banking at the Seabury Group LLC., a New York based investment bank serving clients in the transportation industry. From 1985 until 2004, Ms. Day served as chief executive officer and president of Day and Partners, Inc., a financial consulting firm. Ms. Day became an independent director of Double Hull Tankers, Inc (NYSE) in July 2005 and is the chairperson of the audit committee and a member of the compensation committee.
    Peter S. Shaerf:  Mr. Shaerf has served as a director since 2001. Mr. Shaerf is currently managing director of AMA Capital Partners LLC, a merchant banking firm exclusively focused on the maritime industry. AMA Capital Partners LLC was formerly named American Marine Advisors. From 2002 to April 2005, Mr. Shaerf was senior vice president of American Marine Advisors, Inc. From 1998 until April 2002, Mr. Shaerf was a Managing Director of Poseidon Capital Corp., an independent maritime consulting and investment company that works extensively in the investment community. From 1980 to 2002, he was a partner of The Commonwealth Group a brokerage and consulting company that specializes in the dry cargo and liner shipping industry. Mr. Shaerf, is a director of General Maritime Corporation (NYSE) Trailer Bridge, Inc. (NASDAQ) and Seaspan Corporation (NYSE) and former director of MC Shipping Inc. (AMEX). Mr. Shaerf is also a director of The Containerization and Intermodal Institute and vice chairman of the Government sponsored Short Sea Shipping Co-operative.
    William P. Harrington: Mr. Harrington became a director in 2005. Mr. Harrington is a partner and the head of the litigation practice group at Bleakley Platt & Schmidt, LLP, White Plains, NY. He is an experienced trial attorney who has represented Fortune 500 companies in criminal, commercial, environmental, real estate and employment discrimination matters.

2006 Proxy Statement

Proposal Two - Reappointment and Compensation of Independent
Registered Public Accounting Firm

In accordance with the Companies Act 1981 of Bermuda, the Company’s shareholders have the authority to appoint the Company’s independent registered public accounting firm and to authorize the Audit Committee to set such firm’s fees. The Audit Committee and the Board recommend that shareholders reappoint PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to serve until the 2007 Annual Meeting and authorize our Board of Directors, acting through the Audit Committee, to set their fees.

A representative of PricewaterhouseCoopers LLP is expected to attend the Meeting and will have the opportunity to make a statement and/or respond to appropriate questions from shareholders at the Meeting.

Proposal Two requires the affirmative vote of a majority of the votes cast by holders of Class A and Class B common shares, present in person or represented by proxy. If you shareholders do not reappoint PricewaterhouseCoopers LLC, the Board of Directors will reconsider its selection of PricewaterhouseCoopers LLC and make a new proposal for an independent registered public accounting firm.

   Audit Committee Report

The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements to accounting principles generally accepted in the United States of America, assessing the Company’s internal controls and reporting on management’s assessment of internal controls. The activities of the Audit Committee are in no way designed to supersede or alter those responsibilities. Moreover, the Committee’s role does not provide any particular assurances with regard to the Company’s financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent public accounting firm.

In overseeing the preparation of the Company’s financial statements for the fiscal year ended December 31, 2005, the Audit Committee met with management and the Company’s independent public accounting firm to review and discuss all financial statements (including the Company’s audited financial statements), earnings releases and related SEC filings prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles. The Committee’s review included discussion with the independent public accounting firm of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees.

The Audit Committee, among other things, has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees and has discussed with PricewaterhouseCoopers LLP matters relating to its independence, including disclosures made to the Committee. The Committee approves all non-audit services to be performed by the independent public accounting firm as set forth in the Audit and Non-Audit Services Pre-Approval Policy. A copy of the policy is available on the Company’s website at www.tbsship.com (click on “Investor Relations” then “Governance”).

2006 Proxy Statement

Based upon its reviews and discussions and subject to the limitations on the roles and responsibilities of the Audit Committee as described herein and in its charter, the Committee recommended to the Board of Directors that the Board of Directors approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Randee E. Day, Chairperson
James W. Bayley
Peter S. Shaerf
Members of the Audit Committee
as of March 14, 2006

    Auditor Fees

Under the Audit and Non-Audit Services Pre-Approval Policy that was adopted by the Audit Committee in June 2005, the Audit Committee must pre-approve all audit and non-audit services provided to the Company by the independent registered public accounting firm.  The Policy sets forth the procedures and conditions for pre-approval of these services.  The Audit Committee has pre-approved generally the engagement of the independent registered public accounting firm for services relating to the Company’s filings with the SEC and certain attest services.

The following table sets forth the aggregate fees billed by PricewaterhouseCoopers LLP for audit and non-audit services rendered to the Company for the years ended December 31, 2005 and 2004.  These fees are categorized as audit fees, audit-related fees, tax fees and all other fees.  The nature of the services provided in each category is described following the table.

	2005	2004
Audit Fees	$1,196,000	$185,000
Audit-Related Fees	0	119,000
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$1,196,000	$304,000

Audit Fees

In 2005, audit fees include fees of $350,000 for the audit of the our annual consolidated financial statements for the year December 31, 2005, and reviews of the unaudited consolidated financial statements included in our quarterly reports to the SEC for the quarters ended June 30 and September 30, 2005, and approximately $846,000 for services rendered in connection with our registration statement for our Initial Public Offering. In 2004, audit fees include professional services rendered in connection with the audit of the our annual consolidated financial statements for the year December 31, 2004 and reviews of our consolidated financial statements for the first, second and third quarters of 2004.

Audit-Related Fees

Audit-related fees billed by PricewaterhouseCoopers LLP in 2004 included assurance and related service regarding TBS Shipping Services Inc. and Roymar Ship Management, Inc. for the years ended December 31, 2002, 2003 and 2004, for inclusion in Form S-1 filed with the SEC, and assistance and consultation provided in relation to the purchase of these entities by the Company were approximately $119,000.

2006 Proxy Statement

Share Ownership
Security Ownership of Directors and Management

On April 12, 2006, TBS had outstanding 14,290,496 Class A common shares, each of which entitles the holder to one vote, and 13,404,461 Class B common shares, each of which entitles the holder to one-half of a vote. The holders of Class A common shares may convert their Class A common shares into Class B common shares, and the holders of Class B common shares may convert their Class B common shares into Class A common shares, at any time. Moreover, the Class B common shares will automatically convert into Class A common shares upon transfer to any person other than another holder of Class B common shares, as long as the conversion does not cause TBS to become a controlled foreign corporation or if the Class A common shares to cease to be regularly traded on an established securities market for purposes of Section 883 of the Internal Revenue Code.

The following table provides certain information, as of April 12, 2006, as to the beneficial ownership of the Class A and Class B common shares of TBS for (a) each director and director nominee, (b) each “Named Executive Officer” identified in the Summary Compensation Table under “Executive Compensation,” and (c) the directors and executive officers of TBS as a group.

The officers of TBS directly and beneficially have sole or shared voting power of 55% of the total voting power of TBS’s outstanding shares of Class A and Class B common shares.

Security Ownership of Directors and Management

	Common Shares Beneficially Owned by Directors and Management
Name	Class A	%	Class B	%
Executive officers and directors:
Joseph E. Royce (1)	3,577,306	25%	8,152,289	60.8%
Gregg L. McNelis (2)	637,615	4.5%	2,412,153	18%
Lawrence A. Blatte (3)	220,481	1.5%	524,983	3.9%
Ferdinand V. Lepere (4)	-	-	-	-
Captain Alkis N. Meimaris (5)	399,600	2.8%	609,888	4.5%
James W. Bayley (6)	467,939	3.3%	796,268	5.9%
William J. Carr (7)	-	-	-	-
Randee E. Day (8)	-	-	-	-
Peter S. Shaerf (9)	-	-	-	-
William P. Harrington (10)	-	-	-	-
All executive officers and directors as a group
(10 persons): (4) (10)	5,302,941	37.1%	12,495,581	93.2%

(1)
Common shares beneficially owned include 610,038 Class B common shares held by Mr. Royce, 610,037 Class B common shares held by Mr. Royce's spouse, Elaine M. Royce, 1,446,208 Class A and 2,802,507 Class B common shares held by the Joseph E. Royce 2005 Qualified Grantor Retained Annuity Trust (GRAT), 1,446,208 Class A and 2,802,507 Class B common shares held by the Elaine M. Royce 2005 Qualified GRAT and 684,890 Class A and 1,327,200 Class B common shares held by Treetops Holdings, LLC. Treetops is jointly owned by The Jeanine Royce 1997 Trust and The Laura Royce 1997 Trust. Mr. Royce is trustee of the Joseph Royce 2005 GRAT and Mrs. Royce is trustee of the Elaine Royce 2005 GRAT. Each has sole voting and investment power over the shares each indirectly owns. Mrs. Royce is a co-trustee of each of the Royce 1997 Trusts and has sole investment power over the shares she indirectly owns. Mr. and Mrs. Royce disclaim beneficial ownership of the shares indirectly owned by the Royce 1997 Trusts. The address for Mr. Royce is care of TBS Shipping Services, Inc. 612 East Grassy Sprain Road, Yonkers, N.Y. 10710.

2006 Proxy Statement

(2)
Includes 150,710 Class A and 734,153 Class B common shares held by Mr. McNelis, 43,347 Class A and 84,000 Class B common shares held by the Gregg L. McNelis Jr. 2004 Irrevocable Trust, 43,347 Class A and 84,000 Class B common shares held by the Diana McNelis 2004 Irrevocable Trust, 43,347 Class A and 84,000 Class B common shares held by the Brandon McNelis 2004 Irrevocable Trust, 178,432 Class A and 713,000 Class B common shares held by the Gregg L. McNelis 2005 Qualified GRAT and 178,432 Class A and 713,000 Class B common shares held by the Susanne E. McNelis 2005 Qualified GRAT. Mr. McNelis's spouse, Susanne McNelis, is the trustee of each of the McNelis Trusts, except for the Gregg McNelis GRAT, and has voting and investment power over the shares owned by the trusts for which she is trustee. Mr. McNelis is trustee of the Gregg McNelis GRAT and has voting and investment power over the shares it owns. Mr. and Mrs. McNelis disclaim beneficial ownership of the shares held by the McNelis Trusts, except the Gregg McNelis GRAT and the Susanne McNelis GRAT. The address for Mr. McNelis is care of TBS Shipping Services, Inc. 612 East Grassy Sprain Road, Yonkers, N.Y. 10710.

(3)
Includes 12,413 Class A and 121,783 Class B common shares held by Blatte Group LLC, 104,034 Class A and 201,600 Class B common shares held by the Lawrence A. Blatte 2005 Qualified GRAT and 104,034 Class A and 201,600 Class B common shares held by the Barbara H. Blatte 2005 Qualified GRAT. The Blatte Group is jointly owned by Mr. Blatte and his spouse, Barbara Blatte. Mr. and Mrs. Blatte have shared voting and investment power over the shares owned by the Blatte Group. Mr. Blatte is trustee of the Lawrence Blatte GRAT, and Mrs. Blatte is trustee of the Barbara Blatte GRAT. Each has sole voting and investment power over the shares each indirectly owns. The address for Mr. Blatte and the Blatte Group is 198 Harbor View North, Lawrence, New York 11559.

(4)	Excludes 100,000 restricted stock rights for Class A common shares issued pursuant to the 2005 EIP and vesting in equal installments over the next four years.
(5)	The address for Captain Meimaris is 4 Crescent Way, Fort Lee, New Jersey 07024.
(6)

Includes 467,939 Class A and 796,268 Class B common shares held by Standcrown Limited. Mr. Bayley is the beneficial owner of Standcrown and has voting and investment power over the shares it owns. The address for Mr. Bayley and Standcrown is care of Globe Maritime Limited, 5th Floor, St Magnus House, 3 Lower Thames Street, London EC3R 6HE.

(7)	The address for Mr. Carr is P.O. Box HM 2522, Hamilton, HM GX, Bermuda.

(8)
The address for Ms. Day is One Stamford Landing, Suite 201, Stamford, CT 06902.  Excludes 1,500 restricted stock rights Class A common shares issued pursuant to the 2005 EIP and vesting on June 29, 2006.

(9)	The address for Mr. Shaerf is 405 Lexington Avenue, New York, NY 10174. Excludes 1,500 restricted stock rights Class A common shares issued pursuant to the 2005 EIP and vesting on June 29, 2006.

(10)
The address for Mr. Harrington is One North Lexington Avenue, P.O. Box 5056, White Plains, NY 10602.  Excludes 1,500 restricted stock rights Class A common shares issued pursuant to the 2005 EIP and vesting on June 29, 2006.

2006 Proxy Statement

    Security Ownership of Certain Beneficial Owners

To the Company’s knowledge, the following individuals and institutions were beneficial owners of 5% or more of the outstanding common shares on December 31, 2005. The holdings reported below are based solely on either the Company’s knowledge or on Schedules 13 G filed with the SEC as of February 15, 2006, as applicable. The Company is not aware of any other beneficial owner who became the beneficial owner of 5% or more of the common shares between December 31, 2005 and February 15, 2006.

	Common Shares Beneficially
Name	Class A	%	Class B	%

Treetops Holdings, LLC(1)	684,890	4.8%	1,327,200	9.9%
TIAA-CREF Investment Management, LLC	2,244,000	15.7%	0	0%
Neuberger Berman Inc.(5)	1,843,350	12.9%	0	0%
Wachovia Corporation(6)	1,207,871	8.5%	0	0%

(1)
Based on information contained in the Schedule 13G filed on February 14, 2006, by Treetops Holdings LLC and Tara C. DeMakes as managing member of Treetops Holdings LLC. Includes 684,890 Class A and 1,327,200 Class B common shares held by Treetops. Mrs. DeMakes is a co-trustee of each of the Royce Trusts and has voting power, but not investment power, over the shares they indirectly own through Treetops. Mrs. DeMakes is also manager of Treetops. Mrs. DeMakes disclaims beneficial ownership of the shares indirectly owned by the Royce 1997 Trusts and the shares held by Treetops. Excludes 5,000 restricted Class A common shares held by Mrs. DeMakes. The address for Tara DeMakes is care of TBS Shipping Services, Inc. 612 East Grassy Sprain Road, Yonkers, N.Y. 10710.

(2)

Based on information contained in Amendment No. 1 to Schedule 13G filed on February 14, 2006, by TIAA-CREF Investment Management, LLC (“Investment Management”), College Retirement Equities Fund-Stock Account (“CREF Stock Account”) and Teachers Advisors, Inc. (“Teachers Advisors”), Investment Management has sole voting and. investment power relative to 1,237,000 Class A common shares, CREF Stock Account has shared voting and shared investment power relative to 900,000 Class A shares, and Teachers Advisors has sole voting and investment power relative to 107,000 Class A common shares. The address for Investment Management, CREF Stock Account and Teachers Advisors is 730 Third Avenue, New York, NY 10017.

(3)

Based on information contained in the Schedule 13G filed on February 15, 2006, by Neuberger Berman Inc. (“Neuberger”), Neuberger has sole voting power relative to 1,639,050 Class A shares and shared investment power relative to 1,843,450 Class A shares. Neuberger is the sole owner of Neuberger Berman, LLC and Neuberger Management Inc. Neuberger Berman, LLC is deemed to be a beneficial owner because it has shared power to make decisions whether to retain or dispose, and in some cases the sole power to vote, the securities of many unrelated clients. Neuberger Berman, LLC does not have any economic interests in those securities. In addition, Neuberger Berman, LLC has shared power to vote , but not dispose of 204,400 shares, for individual client accounts. Neuberger serves as the investment manager and Neuberger Berman, LLC serves as the sub-adviser of Neuberger Berman’s various mutual funds. The address for Neuberger is 605 Third Avenue, New York, NY 10158.

(4)

Based on information contained in the Schedule 13G filed on February 13, 2006, by Wachovia Corporation (“Wachovia”), Wachovia has sole voting power relative to 1,207,871 Class A shares and sole dispositive power relative to 1,207,871 Class A shares. Wachovia is the parent holding company of Evergreen Investment Management Company. The address for Wachovia Corporation is One Wachovia Center, Charlotte, North Carolina 28288-0137.

   Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, requires the Company’s officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC.

Based on a review of documents in the Company’s possession, and on written representations from the Company’s officers and directors, we believe that during fiscal year 2005, all persons filed on a timely basis all reports required by Section 16(a) of Exchange Act. You can obtain a copy of such reports by visiting the Company’s website at www.tbsship.com (click on “Investor Relations”).

2006 Proxy Statement

Executive Compensation

   Summary Compensation Table

The following table sets forth all compensation for the fiscal years ended December 31, 2005, 2004 and 2003 awarded or paid to the Chief Executive Officer and the individuals who, in fiscal 2005, were the other four highest paid executive officers of the Company serving at year end (collectively, the “Named Executive Officers”).

						Long-term
	Annual Compensation					Compensation
					Other Annual	Restricted
					Compensation	Share
Name and Principal Position	Fiscal Year	Salary	Bonus (1)		(2)	Award (3)

Joseph E. Royce, President	2005	$342,722	$200,000		$42,687
Chief Executive Officer,	2004	260,429	200,000		61,372
Chairman and Director	2003	260,498	200,000		61,768

Gregg L. McNelis, Senior	2005	315,698	200,000		-
Executive Vice President, Chief	2004	258,405	200,000		35,000
Operating Officer and Director	2003	257,976	200,000		-

Lawrence A. Blatte, Senior	2005	162,500	200,000	(4)	-
Executive Vice President	2004	-	-		-
	2003	-	-		-

Ferdinand V. Lepere, Executive	2005	285,398	2,200,000	(5)	-	$1,000,000
Vice President and	2004	230,852	200,000		20,000
Chief Financial Officer	2003	231,350	200,000		-

Captain Alkis N. Meimaris	2005	249,889	160,000		6,720
Executive Vice President(6)	2004	241,984	160,000		6,720
	2003	241,486	146,666		7,218

(1)	Bonuses are discretionary and not based on a formula.
(2)
TBS has concluded that the aggregate amount of perquisites and other personal benefits paid did not exceed the lesser of 10% of total annual salary and bonus for any of the Named Executive Officers for each of 2005, 2004, and 2003, respectively, or $50,000. Thus, as permitted by SEC rules, no perquisites or other personal benefits are included in the table. Amounts shown in the table represent Board of Directors fees paid prior to our Initial Public Offering and/or payments of life insurance premiums.

2006 Proxy Statement

(3)

Amount shown under Restricted Share Awards represent the grant date value of restricted stock rights for Class A common shares awarded to our Executive Vice President and Chief Financial Officer, which vest in equal installments over four years commencing one year after issuance. If dividends were paid, and TBS does not plan to pay dividends, dividends would be paid on the restricted shares. The aggregate number of unvested restricted shares held at December 31, 2005, and the market value of such shares on that date was as follows:

	Number of	Market
Name	Shares	Value
Ferdinand V. Lepere	100,000	$ 664,000

(4)	Mr. Blatte became a senior executive vice president of TBS in March 2005.
(5)	Includes a one-time bonus of $2.0 million made in connection with the completion of the initial public offering in June 2005.
(6)	Captain Alkis N. Meimaris retired effective January 2006.

    Report of the Compensation Committee

The following Report of the Compensation Committee does not constitute soliciting material and is not filed or deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference in any such document.

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

The Compensation Committee follows a compensation philosophy that utilizes, as a significant determinant, the financial performance of the Company, along with the achievement of strategic corporate objectives and the individual performance of the executive officers. By doing so, the Committee believes that the Company’s management will focus on meeting both financial and non-financial corporate goals that, in turn, should enhance shareholder value. The Company’s compensation package for executive officers is a combination of base annual compensation in the form of salary and other benefits, incentives in the form of bonus payments and restricted shares issued under the 2005 Incentive Compensation Plan.

For 2005, the Compensation Committee evaluated the performance of the executive team, including the above Named Executive Officers. To perform the evaluation, the Committee discussed with Mr. Royce the overall performance of the Company and the executive team. Mr. Royce discussed with the Committee the combination of executive team goals and individual goals that each of the executives focused on in 2005. The goals and objectives focused on the executive team’s success in executing our business strategy to solidify and expand our customer base on our established trade routes and their success in researching and developing new growth opportunities. The Committee also considered the contributions made by our executive team in our transition from a privately held corporation to a publicly held corporation. The Compensation Committee also considered the performance of each executive officer and the Company during the preceding fiscal year, as described above, as well as such executive officer’s salary history.

2006 Proxy Statement

The Compensation Committee considered the performance of our Chief Executive Officer in connection with the Company’s growth and profitability during the last fiscal year and the recent completion of our Initial Public Offering. Mr. Royce’s salary and bonus was increased in 2005, but no further adjustment was made because of Mr. Royce’s participation, as a principal selling shareholder, in connection with our Initial Public Offering.

The Compensation Committee considered the performance of Mr. Lepere, our Executive Vice President and Chief Financial Officer who was not a shareholder prior to our Initial Public Offering. The Committee awarded Mr. Lepere a one-time bonus of $2.0 million and 100,000 restricted Class A common shares, which vest in equal installments over four years commencing one year after issuance, for his efforts in completing our Initial Public Offering.

Senior Executives Officers also receive other benefits, including the payment of life insurance premiums, group medical insurance premiums, and automobile reimbursements.

Section 162(m) of the Internal Revenue Code disallows corporate tax deductions for compensation in excess of $1.0 million paid to each of the five highest paid officers of the Company unless such compensation is deemed performance related within the meaning of Section 162(m).

The Compensation Committee does not believe that the provisions of Internal Revenue Code Section 162(m) relating to the deductibility of compensation paid to the Named Executive Officers will limit the deductibility of such compensation expected to be paid by the Company. The Committee will continue to evaluate the impact of such provisions and take such actions as it deems appropriate including the payment of compensation under circumstances where the deductibility of such compensation may be limited by Internal Revenue Code Section 162(m).

Respectfully submitted,
Peter S. Shaerf, Chairperson
James W. Bayley
William P. Harrington
Members of the Compensation Committee

2006 Proxy Statement

Certain Relationships and Related Transactions

Messrs. James W. Bayley, Lawrence A. Blatte, Gregg L. McNelis, Captain Alkis N. Meimaris and Joseph E. Royce, collectively beneficially own approximately 64.3% of the Company’s issued and outstanding common shares. Each of these individuals is also a principal of, and together control, TBS Commercial Group Ltd. Lawrence A. Blatte, Gregg L. McNelis, Captain Alkis N. Meimaris and Joseph E. Royce have been principals of, and together controlled, TBS Shipping Services and Roymar prior to our purchase of these companies in June 2005, for $7.5 million plus the undistributed S-corporation earnings for the period January 1, 2005 through the date of acquisition of $0.6 million. TBS believes that the transactions described below are on terms no less favorable than those that could be obtained pursuant to arm's-length negotiations with independent third parties. The Company has established long-term commercial and operational relationships with other commercial agency service companies that are located in various overseas ports in which we conduct our business. The majority of these companies are wholly- or partly-owned direct or indirect subsidiaries of TBS Commercial Group Ltd. Under the arrangements with these commercial agents, TBS generally pay a commission on freight revenue booked by the agent, which commission is based upon market rates, and on certain freights where they attend to the receivers of the cargo. Under the arrangements with the ship agents, TBS pay fees to the agents for attending vessels while in port, which fees are also based on market rates for such services. For the year ended December 31, 2005, TBS paid TBS Commercial Group Ltd. $6.7 million for these services.

Globe Maritime Limited, owned by James W. Bayley, acts as the Company’s chartering broker and charges commissions for arranging charters and the sale and purchase of vessels, which commissions are based upon market rates. For the year ended December 31, 2005, TBS paid Globe Maritime Limited $49,319 for these services.

James W. Bayley owned 1% of the outstanding interest of the parent entity of TBS North America Liner Ltd. (“TNA”) and 40% of the outstanding voting shares of TNA. The parent entity of TNA owns 60% of the outstanding voting shares and 100% of the outstanding non-voting shares of TNA. TBS indirectly owned the other 99% of the outstanding interest of the parent entity of TNA. In December 2005, the parent entity of TNA was dissolved and on December 29, 2005, Mr. Bayley transferred his entire interest in TNA to TBS. On that date TNA became a wholly-owned subsidiary of TBS.

TBS Shipping Services and Roymar maintain an office in Yonkers, New York that is leased from our founder, Chairman and Chief Executive Officer, Joseph E. Royce. For the year ended December 31, 2005, payments to Mr. Royce under this lease totaled $240,000.

TBS International Limited paid legal fees to Lawrence A. Blatte, who is one of our principal shareholders and who became a Senior Executive Vice President of TBS in March 2005. For the year ended December 31, 2005, payments from TBS to Mr. Blatte for legal services totaled $503,133. For the year ended December 31, 2005, payments from TBS Shipping Services to Mr. Blatte for legal services totaled $150,000. Effective January 1, 2006, Mr. Blatte retired as a lawyer and will no longer be performing or rendering legal services for TBS.

Our Board has delegated authority to the Compensation Committee to review and approve on an annual basis all transactions with our executive officers, directors and affiliates.

2006 Proxy Statement

Stock Performance Graph

The graph below sets forth a comparison of the change in the cumulative total shareholder return on the Company’s Class A common shares against the cumulative total return of the NASDAQ Composite Index, a broad-based market index, and the NASDAQ Transportation Index, a peer group of common stocks of companies in the transportation industry. The graph covers the period from the closing price on the date of our Initial Public Offering (June 24, 2005) to the closing price on December 31, 2005, assuming an initial investment of $100.

CUMULATIVE TOTAL RETURN COMPARISON FROM THE TIME OUR SHARES BEGAN PUBLIC TRADING
(Stock Performance in Dollars)

	June 24, 2005	December 31, 2005
TBSI	$100.00	$65.42
NASDQ Transportation Index	100.00	117.70
NASDQ Composite Index	100.00	107.21

Other Matters

Management knows of no other matters that will be brought before the Annual General Meeting, but if such matters are properly presented, the proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies.

2006 Proxy Statement

Availability of Form 10-K to Shareholders

The Company’s Annual Report to Shareholders for the year ended December 31, 2005, accompanies this proxy statement.  TBS will provide to any shareholder, upon written request and without charge, a copy of the Company’s most recent Annual Report on Form 10-K, including the financial statements, as filed with the SEC.  All requests for such reports should be directed to Investor Relations, Capital Link, Inc. 230 Park Avenue, Suite 1536, New York, NY 10169, Tel: (212) 661-7566   E-mail: nbornozis@capitallink.com In accordance with Section 84 of the Companies Act 1981 of Bermuda, the Company's audited financial statements for the fiscal year ended December 31, 2005, will be available at the Annual General Meeting.

Shareholder Proposals for 2007 Annual General Meeting

In accordance with Rule 14a-8 of the Exchange Act, proposals of TBS’s shareholders intended to be presented for consideration at the 2007 Annual General Meeting of Shareholders must be received by the Company no later than December 29, 2006, in order to be included in the proxy statement and form of proxy of the Company relating to that meeting. Such proposals should be sent to TBS International Limited, Commerce Building, Chancery Lane, Hamilton HM 12, Bermuda, with a copy to our subsidiary at TBS Shipping Services, Inc. 612 East Grassy Sprain Road, Yonkers, N.Y. 10710. To be included in the proxy statement, the proposal must comply with the requirements as to form and substance established by the SEC, and must be a proper subject for shareholder action under Bermuda law.

A shareholder may otherwise propose business for consideration or nominate persons for election to the Board in compliance with U.S. federal proxy rules, Bermuda law and other legal requirements, without seeking to have the proposal included in TBS’s proxy statement pursuant to Rule 14a-8 under the Exchange Act. The Company's Bye-laws provide that if a shareholder desires to nominate candidates for the election to the Board of Directors or bring other business before the 2007 Annual General Meeting, we must receive notice from the shareholder not less than 30 days before June 20, 2007, or not less than 10 days prior to the annual general meeting at which directors are to be elected, whichever deadline occurs earlier. Shareholders may also submit proposals on matters appropriate for shareholder action at the 2007 Annual General Meeting of Shareholders in accordance with Sections 79 and 80 of the Companies Act 1981 of Bermuda. To properly submit such a proposal, either at least 100 shareholders or any number of shareholders who represent at least 5% of the voting rights of our voting shares must notify us in writing of their intent to submit a proposal. In accordance with Bermuda law, any such shareholder proposal must generally be received by us no later than six weeks prior to the annual general meeting date in order to be circulated to shareholders by us. These requirements are separate from and in addition to the other requirements a shareholder must meet to have a proposal included in our proxy materials. Please deliver any such proposal to TBS International Ltd. Commerce Building, Chancery Lane, Hamilton HM 12, Bermuda, with a copy to our subsidiary at TBS Shipping Services, Inc. 612 East Grassy Sprain Road, Yonkers, N.Y. 10710.

By order of the Board of Directors,
/s/ J. E. Faries
Corporate Secretary

April 28, 2006

2006 Proxy Statement

APPENDIX A

TBS INTERNATIONAL LIMITED
AUDIT COMMITTEE CHARTER

1. Members. The Board of Directors (the "Board") of TBS International Limited (the "Company") appoints an Audit Committee ("Committee") of at least two members, and designates one member as chairperson or delegates the authority to the members of the Committee to designate a chairperson. Following completion of the Company's initial public offering ("IPO"), the Committee shall consist of at least three members. Members of the Committee are appointed by the Board upon the recommendation of the Nominating and Corporate Governance Committee. At least one member would qualify as an "audit committee financial expert", as set forth in the rules of the Securities and Exchange Commission (the "SEC").

All the members of the Committee, as determined in the business judgment of the Board: (a) shall meet the independence requirements of the NASDAQ Stock Market ("NASDAQ") for directors and audit committee members within the required time periods applicable to the Company following completion of its IPO; (b) shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (c) shall meet the NASDAQ's "financially literacy" requirements. At least one member of the Committee, in the judgment of the Board, shall be financially sophisticated.

2. Purpose, Duties, and Responsibilities. The purpose of the Committee, at a minimum, must be to:

•	represent and assist the Board in discharging its oversight responsibility relating to:

(i)	the accounting, reporting and financial practices of the Company and its subsidiaries, including the integrity of the Company's financial statements;
(ii)	the surveillance of administration and financial controls and the Company’s compliance with legal and regulatory requirements;
(iii)	the outside auditor's qualifications and independence; and
(iv)	the performance of the Company's internal audit function and the Company's outside auditor; and

•	prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

Among its specific duties and responsibilities, the Committee shall:

(i)
Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of the outside auditor. In this regard, the Committee, subject to ratification by the Company's shareholders, shall appoint and retain, compensate, evaluate, and terminate when appropriate, the engagement of, the outside auditor, which shall report directly to the Committee. The Committee shall also oversee the rotation of the outside auditors' lead audit and concurring partners at least once every five years and the rotation of other audit partners at least once every seven years, with applicable time-out periods, in accordance with SEC regulations.

(ii)
Obtain and review, at least annually, a report by the outside auditor describing: (A) the outside auditor's internal quality-control procedures; and (B) any material issues raised by the most recent internal quality-control review or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the outside auditor, and any steps taken to deal with any such issues.

2006 Proxy Statement

(iii)
Review and approve in advance all audit and permissible non-audit services to be provided by the outside auditor, approve the overall scope of the audit and establish policies and procedures for the pre-approval of audit and permissible non-audit services to be provided by the outside auditor. The Committee may delegate to the Chairperson of the Committee the authority, within agreed limits, to pre-approve permitted non-audit services. The Chairperson shall report any decisions to pre-approve such services to the full Committee at its next meeting.

(iv)
Consider, at least annually, the independence of the outside auditor, including whether the outside auditor's performance of permissible non-audit services is compatible with the auditor's independence; obtain and review a report by the outside auditor describing any relationships between the outside auditor and the Company and any other relationships that may adversely affect the independence of the auditor; and discuss the outside auditor's report with the outside auditor.

(v)
Review and discuss with the outside auditor: (A) the scope of the audit, the results of the annual audit examination by the auditor and any problems or difficulties the auditor encountered in the course of its audit work and management’s response; and (B) any reports of the outside auditor with respect to interim periods.

(vi)	Meet to review and discuss with management and the outside auditor the annual audited and quarterly financial statements of the Company, including:

(A)
an analysis of the auditor's judgment as to the quality, not just the acceptability, and consistent application of the Company’s accounting principles, the reasonableness of significant judgments, clarity of disclosures and underlying estimates in the financial statements;

(B)	the Company's specific disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," including accounting policies that may be regarded as critical;

(C)
major issues regarding the Company's accounting principles and financial statement presentations, including the impact of any significant and complex transactions, any off-balance sheet structures and any significant changes in the Company's selection or application of accounting principles and financial statement presentations;

(D)
matters, including any adjustments, that individually or in the aggregate could be significant to the Company's financial statements or the outside auditor's report, and any audit problems or difficulties the outside auditor encountered in the course of its audit work, including any disagreements with management and any restrictions on the outside auditor's activities or on access to requested information dealing with management related to the performance of the audit and management's response to all such difficulties; and

(E)
analyses prepared by management or the outside auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analysis of the effects of alternative generally accepted accounting principles ("GAAP") methods on the financial statements.

(vii)	Recommend to the Board based on the review and discussion described in paragraphs (iv) - (vi) above, whether the financial statements should be included in the Annual Report on Form 10-K.

(viii)
Receive reports from the outside auditor and management regarding, and review and discuss the adequacy and effectiveness of, the Company’s internal controls, including any significant deficiencies in internal controls and significant changes or material weaknesses in internal controls reported to the Committee by the outside auditor, internal auditors or management, and any fraud, whether or not material, that involves management or other Company employees who have a significant role in such controls.

2006 Proxy Statement

(ix)	Receive reports from management regarding, and review and discuss the adequacy and effectiveness of, the Company’s disclosure controls and procedures.

(x)
Implement and maintain an internal audit program within the Company. Review and discuss with the principal internal auditor of the Company the scope, qualifications, resources, activities, organizational structure, effectiveness and results of the internal audit program.

(xi)
Review and discuss earnings press releases, and corporate practices with respect to earnings press releases and financial information and earnings guidance provided to analysts and ratings agencies, paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information.

(xii)	Review and discuss the Company's practices with respect to risk assessment and risk management.

(xiii)	Oversee the Company's compliance systems with respect to legal and regulatory requirements and review the Company's codes of conduct and programs to monitor compliance with such codes.

(xiv)
Establish and oversee procedures for handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

(xv)	Establish policies for the hiring of employees and former employees of the outside auditor, and monitor compliance with such policies.

(xvi)	Review and discuss the adequacy and effectiveness of the Company's information security policies and the internal controls regarding information security.

(xvii)
At least quarterly, review, with the Company's chief risk officer or a person performing a similar function, any risks or exposures relating to litigation, other legal matters and other proceedings and regulatory matters that may have a significant impact on the Company's financial statements.

(xviii)	Annually evaluate the performance of the Committee and assess the adequacy of the Committee charter.

(xix)
Conduct or authorize investigations into any matters within the Committee's scope of responsibilities, and review the results of significant investigations, examinations or reviews performed by regulatory authorities and management's response.

(xx)
Consider such other matters regarding the Company's financial affairs, its controls and the internal and outside audits of the Company as the Committee, in its discretion, may determine to be advisable.

(xxi)	Handle such other matters as are specifically delegated to the Committee by the Board from time to time.

2006 Proxy Statement

3. Outside Advisors. The Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist it in the performance of its functions and shall receive appropriate funding, as determined by the Committee, from the Company for payment of compensation to any such advisors.

4. Meetings. The Committee shall meet at least four times per year, either in person or telephonically, and at such times and places as the Committee shall determine. A majority of the Committee members shall be present to constitute a quorum for the transaction of the Committee's business. The Committee shall meet regularly in separate executive sessions and also in private sessions with each of management, the internal auditors and the outside auditors to facilitate full communication. The Committee shall be given open access to the Company's internal auditors, Board Chairperson, the Company executives and outside auditors, as well as the Company's books, records, facilities and other personnel. The Committee shall keep such records of its meetings as it deems appropriate and shall report regularly to the Board with respect to the Committee's activities. Minutes of each meeting will be compiled by the Company's Corporate Secretary who shall act as Secretary to the Committee, or in the absence of the Corporate Secretary, by an Assistant Corporate Secretary of the Company or any other person designated by the Committee.

2006 Proxy Statement

TBS INTERNATIONAL LIMITED
ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 20, 2006

This proxy is solicited on behalf of the Board of Directors.

     The undersigned being a Member of TBS International Limited (the “Company”), HEREBY APPOINT JOSEPH E. ROYCE and GREGG L. MCNELIS, and each of them, as proxies of the undersigned, each with full power to act without the other and with full power of substitution, to vote all the shares of Class A Common Stock and Class B Common Stock of the Company held in the name of the undersigned at the Annual General Meeting of Shareholders to be held at the Metropolitan Club, at One East 60th Street, New York, New York 10022, on Tuesday, June 20, 2006, at 3:00 p.m., Eastern Time, and any adjournment or postponement thereof, with all the powers the undersigned would have if personally present, upon the matters set forth in the Notice of such meeting and as indicated in the following sentence. Said proxies are authorized to vote in accordance with the Proxy Statement for the election of the persons nominated pursuant thereto as directors (unless authority is withheld as provided), as indicated on the reverse side upon the following proposals more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may properly come before the Annual General Meeting.
(Continued and to be signed on the reverse side)
COMMENTS:

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

TBS INTERNATIONAL LIMITED

TO BE HELD ON JUNE 20, 2006
Please date, sign and mail your proxy card in the
envelope provided as soon as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1 AND PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

PROPOSAL 1.		Election of 5 directors (all nominated as directors to serve for the terms indicated in the Proxy Statement).

NOMINEES:
☐	FOR ALL NOMINEES
¡ Joseph E. Royce
☐	WITHHOLD AUTHORITY	¡ Gregg L. McNelis
	FOR ALL NOMINEES	¡ Randee E. Day
¡ Peter S. Shaerf
☐	FOR ALL EXCEPT	¡ William P. Harrington
(See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

	FOR	AGAINST	ABSTAIN
PROPOSAL 2.
Reappointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm until the 2007 Annual Meeting for the fiscal year ending December 31, 2006 and the authorization of the Board, acting through the Audit Committee, to determine the independent registered public accounting firm’s fees.
	☐	☐	☐

If there is no box marked with respect to PROPOSAL 2, then direction is given to vote FOR the Proposal 2 as to which no box has been marked.
TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
Please mark, sign, date and return in the enclosed envelope.

Signature of Stockholder	Date

Signature of Stockholder	Date

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.